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                                                                   EXHIBIT 10.22

                      Columbia/HCA Healthcare Corporation
                      1995 Management Stock Purchase Plan


1.   Purposes;  Construction.
     -----------------------

     This Plan shall be known as the "Columbia/HCA Healthcare Corporation 1995 Management Stock Purchase Plan" and is hereinafter referred to as the "Plan". The purposes of the Plan are to attract and retain highly-qualified executives, to align executive and stockholder long-term interests by creating a direct link between executive compensation and stockholder return, to enable executives to develop and maintain a substantial share ownership position in Columbia/HCA Healthcare Corporation (the "Company"), and to provide incentives to such executives to contribute to the success of the Company's business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulation, rulings and cases.


2.   Administration of the Plan.
     --------------------------

     (a) The Plan shall be administered by the Compensation Committee ("the Committee") which consists of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Rule 16(b) under the Exchange Act. The members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors.

     (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, (i) to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical), and (ii) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's determinations on the foregoing matters shall be final and conclusive.

     (c) No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder.


3.   Definitions.
     -----------

     As used in this Plan, the following words and phrases shall have the meanings indicated:

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     (a)  "Agreement" shall mean an agreement entered into between the Company and a Participant in connection with a grant under the Plan.

     (b)  "Board" shall mean the Board of Directors of the Company.

     (c) "Annual Bonus" shall mean the bonus earned by a Participant under the Annual Bonus Plan.

     (d) "Annual Bonus Plan" shall mean the Columbia/HCA Healthcare Corporation Annual Incentive Plan, as amended from time to time.

     (e) "Cause" shall mean the Participant's fraud, embezzlement, defalcation, gross negligence in the performance or nonperformance of the Participant's duties or failure or refusal to perform the Participant's duties (other than as a result of Disability) at any time while in the employ of the Company or a Subsidiary.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (g)  "Committee" shall mean the Compensation Committee of the Board.

     (h) "Company" shall mean Columbia/HCA Healthcare Corporation, a Delaware corporation, or any successor corporation.

     (i) "Disability" shall mean a Participant's total and permanent inability to perform his or her duties with the Company or any or its subsidiaries or affiliates by reason of any medically determinable physical or mental impairment, within the meaning of Code Section 22(e)(3).

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     (k) "Fair Market Value" per Share or Restricted Share shall mean the average of the closing prices on the New York Stock Exchange Composite Transactions Tape (or its equivalent if the Shares are not traded on the New York Stock Exchange) of a Share for the five trading days prior to the relevant valuation date.

     (l) "Participant" shall mean a person who receives a grant of Restricted Shares under the Plan.

     (m) "Plan" shall mean the Columbia/HCA Healthcare Corporation 1995 Management Stock Purchase Plan.

     (n) "Restricted Period" shall have the meaning given in Section 6(d) hereof.

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     (o)  "Restricted Share" or "Restricted Shares" shall mean the common stock purchased hereunder subject to restrictions.

     (p) "Restricted Share Unit" or "Restricted Share Units" shall have the meaning given in Section 6(j) hereof.

     (q) "Rule 16(b)-3" shall mean Rule 16(b)-3, as in effect from time to time, promulgated by the Securities and Exchange Commission under
          Section 16 of the Exchange Act, including any successor to such Rule.

     (r) "Section 16 Person" shall mean a Participant who is subject to the reporting and short swing liability provisions of Section 16 of the Exchange Act.

     (s) "Shares" shall mean the voting shares of common stock of the Company, with a par value of $.01 per share.

     (t) "Subsidiary" shall mean any subsidiary of the Company (whether or not a subsidiary at the date the Plan is adopted) which is designated by the Committee or Board to participate in the Plan.


4.   Stock Subject to Plan.
     ---------------------

     The maximum number of Shares which shall be reserved for the purchase of Restricted Shares under the Plan shall be 2,000,000 Shares, which number shall be subject to adjustment as provided in Article 7 hereof. Such Shares may be either authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company.

     If any outstanding Restricted Shares under the Plan should be forfeited and reacquired by the Company, the Shares so forfeited shall (unless the Plan shall have been terminated) again become available for use under the Plan, to the extent permitted by Rule 16(b)-3.


5.   Eligibility.
     -----------

     All Company officers shall be eligible to become Participants in this Plan. Each Participant may elect to apply an amount equal to not less than 20 percent of his or her Annual Bonus (less applicable payroll deductions) to the receipt of Restricted Shares granted pursuant to, and subject to the terms and conditions of this Plan. At the election of any Participant, he or she may elect to apply an amount equal to up to 100 percent of the Annual Bonus (less applicable payroll deductions) to the receipt of Restricted Shares granted pursuant to, and subject to the terms and conditions of, this Plan. The amount of the Annual Bonus used to purchase such Restricted Shares shall be calculated in accordance with the Company's Annual Bonus Plan. Since the Restricted Shares are "purchased" with part or all of the Annual Bonus, all Restricted Share grants under this Plan are sometimes referred to herein

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     as "purchases". Any such election shall be made in accordance with rules established by the Committee; provided, however, that any such election by a Section 16 Person must be made at least six months prior to the day the amount of the Section 16 Person's Annual Bonus is finally determined under the Annual Bonus Plan. Elections must be irrevocable and made not later than 90 days after the commencement of the fiscal year to which the Annual Bonus relates (except, in the Committee's discretion, an election as to the first Annual Bonus under the Annual Bonus Plan).


6.   Restricted Shares.
     -----------------

     Each grant of Restricted Shares under the Plan shall be evidenced by a written Agreement between the Company and Participant, in such form as the Committee may from time to time approve, and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

     (a) Number of Shares. Each Agreement shall state the number of Restricted Shares to be granted.

     (b) Price. The price of each Restricted Share granted under the Plan shall be discounted 25 percent from its Fair Market Value on the relevant valuation date. The relevant valuation date shall be the date the Committee designates as the payment date for the Annual Bonus.

     (c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of (except by will or the applicable laws of descent and distribution) during the Restricted Period. The Committee may also impose such other restrictions and conditions on the Restricted Shares as it deems appropriate.

     (d) Restricted Period. Subject to such exceptions as may be determined by the Committee in its discretion, the Restricted Period for Restricted Shares granted under the Plan shall be three years from the date of grant.

     (e) Termination of Employment During Restricted Period. Except as provided in this Section 6(e) or in Section 6(g) hereof, if during the Restricted Period a Participant's employment is terminated either (i) for Cause by the Company or a Subsidiary or (ii) for any reason by the Participant, the Participant shall receive a cash payment equal to the lesser of (i) the Fair Market Value on the last day of employment or
          (ii) the aggregate amount of the Annual Bonus applied to the receipt, in either case, of all Restricted Shares held by the Participant. Any additional value shall be forfeited.

          Except as otherwise provided in Section 6(e) or Section 6(g) hereof, if during the Restricted Period a Participant's employment is terminated by the Company or a Subsidiary without Cause, the Participant shall receive a cash payment equal to either

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          (i) the Fair Market Value on the last day of employment or (ii) the aggregate amount of the Annual Bonus applied to the receipt, in either case, of all Restricted Shares held by the Participant. The Committee shall have the sole discretion as to the amount of the payment. Any additional value shall be forfeited.

          If the employment of a Participant holding Restricted Share Units terminates during the Restricted Period relating to such Restricted Share Units, they shall be treated in a manner substantially equivalent to the treatment of Restricted Shares set forth above.

     (f) Ownership. At the time of grant of Restricted Shares, a certificate representing the number of Shares thereunder shall be registered in the name of the Participant. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Participant subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The Participant shall have all rights of a stockholder with respect to the Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the Participant shall not be entitled to delivery of the stock certificate until the expiration of the Restricted Period and the fulfillment of any other restrictive conditions set forth in this Plan or the Agreement with respect to such Restricted Shares; (ii) none of the Restricted Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such Restricted Period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Restricted Shares shall be forfeited and all rights of the Participant to such Shares shall terminate, without further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company for the entire Restricted Period and unless any other restrictive conditions relating to the Restricted Shares are met. Any common stock, any other securities of the Company and any other property (except cash dividends) distributed with respect to the Restricted Shares shall be subject to the same restrictions, terms and conditions as such Restricted Shares.

     (g) Accelerated Lapse of Restrictions. Upon the termination of Participant's employment which results from the Participant's death or Disability, all restrictions then outstanding with respect to Restricted Shares held by such Participant shall automatically expire and be of no further force and effect.

     (h) Termination of Restrictions. At the end of the Restricted Period and provided that any other restrictive conditions of the Restricted Shares are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Agreement relating to the Restricted Shares or in the Plan shall lapse as to the Restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restrictive stock legend (other than required under the Securities Act of 1933 or otherwise), shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

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     (i)  Retirement of Participant.  Upon retirement of Participant from the
          Company, the Committee shall have the sole discretion as to the status of the Restricted Shares.

     (j) Restricted Share Units. If, during the Restricted Period relating to a Participant's Restricted Shares, the Committee determines that the Company may lose its federal income tax deduction in connection with the future lapsing of the restrictions on such Restricted Shares because of the deductibility cap of Section 162(m) of the Code, the Committee, in its discretion, may convert some or all of such Restricted Shares into an equal number of Restricted Share Units, as to which payment will be postponed until such time as the payment will not cause the Company to lose its federal income tax deduction for such payment under Section 162(m). Until payment of the Restricted Share Units is made, the Participant will be credited with dividend equivalents on the Restricted Share Units, which dividend equivalents will be converted into additional Restricted Share Units. When payment of any Restricted Share Units is made, it will be made in unrestricted Shares, except as provided in Section 6(e) or Section 6(h) hereof.

7.   Dilution and Other Adjustments.
     ------------------------------

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or other change in corporate structure affecting the Shares, such substitution or adjustment shall be made in the aggregate number of Shares reserved for issuance under the Plan and in the number of Restricted Shares outstanding under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Shares subject to the Plan shall always be a whole number.

8.   Payment of Withholding Taxes.
     ----------------------------

     Subject to the requirements of Section 16(b) of the Exchange Act, the Committee shall have discretion to permit or require a Participant, on such terms and conditions as it determines, to pay all or a portion of any taxes arising in connection with a grant of Restricted Shares hereunder or the lapse of restrictions with respect thereto by having the applicable employer withhold Shares or by the Participant's delivering other Shares having a then-current Fair Market Value equal to the amount of taxes to be withheld.

9.   No Rights to Employment.
     -----------------------

     Nothing in the Plan or in any grant made or Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with, or limit in any way, the right of the Company or any Subsidiary to terminate such Participant's employment. Grants made under the Plan shall not be affected by any change in duties or position of a Participant as long as such Participant continues to be employed by the Company or any Subsidiary.

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10.  Amendment and Termination of the Plan.
     -------------------------------------

     The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16(b)-3 or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No suspension, termination, modification or amendment of the Plan may adversely affect any grants previously made, unless the written consent of the Participant is obtained.

11.  Approval of Stockholders.
     ------------------------

     The Plan shall take effect upon its adoption by the Board but the Plan (and any purchases made prior to the stockholder approval described in this Article) shall be subject to the approval of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders held in accordance with applicable law, which approval must occur within twelve months of the date the Plan is adopted by the Board.

12.  Term of the Plan.
     ----------------

     The Plan shall terminate ten years from the date that the Plan was approved by the Board. No other grants may be made after such termination, but termination of the Plan shall not, without the consent of the holder of the Restricted Shares, alter or impair any rights or obligations under any option or other award theretofore granted.

13.  Governing Law.
     -------------

     The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

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                                                                      APPENDIX A

                      COLUMBIA/HCA HEALTHCARE CORPORATION
                      1995 MANAGEMENT STOCK PURCHASE PLAN

                                 ELECTION FORM



PARTICIPANT NAME:_______________________________________________________
                              (PLEASE PRINT)


SOCIAL SECURITY NUMBER:_________________________________________________


Subject to the provisions of the Columbia/HCA Healthcare Corporation 1995 Management Stock Purchase Plan (the "Plan"), I hereby elect to receive a portion or all of my Annual Bonus, if any, as follows:

        Restricted Shares                           Cash


        ____________________________     ____________________________
        (Percentage of Annual Bonus)     (Percentage of Annual Bonus)

Note: If you elect to receive Restricted Shares it must be a minimum of 20 percent of the Annual Bonus. If you elect not to purchase Restricted Shares, you will need to put "0" in Restricted Shares and 100% in Cash.

______ I hereby elect to have my withholding taxes taken at the time of purchase.

______ I hereby elect to have my withholding taxes taken at the end of the restricted period.

I have read the Columbia/HCA Healthcare Corporation 1995 Management Stock Purchase Plan and understand that the Restricted Shares and this form are subject to the terms of the Plan. I understand that this form must be returned to Columbia/HCA Healthcare Corporation, Compensation Committee, c/o Annie Middlebrook, One Park Plaza, Nashville, TN 37203 no later than June 30, 1995. If this form is not filed timely with the Compensation Committee, I will be deemed to have elected the option to receive all of my bonus in cash.


Signed: _________________________________

Date:_____________________________

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